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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 1998

                          FPA Medical Management, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-24276                     33-0604264
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

                             5835 Blue Lagoon Drive
                              Miami, FL 33126-2017
               (Address of principal executive offices) (Zip Code)

                                 (305) 477-4372
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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     Item 5. Other Events.

         The Company has received notice or has been served with, several federal and state court purported shareholder derivative action lawsuits and individual stockholder lawsuits, some of which are described below. The description of several federal and state court class action lawsuits is contained in a Current Report on Form 8-K filed by the Company on June 3, 1998.

         In Foltz, et al. v. Ellis, et al., Case Number 721352, filed in the Superior Court of the State of California for the County of San Diego, on June 9, 1998, the plaintiffs, current stockholders of the Company, seek to bring a derivative action on behalf of the Company against current and former directors and officers of the Company. In this lawsuit, the plaintiffs allege that the defendants knowingly, recklessly or negligently breached their fiduciary duties by making false and misleading statements, concealing material and adverse information and trading on the basis of this material adverse inside information. The plaintiffs further maintain that the officers and directors of the Company violated state securities laws and the common law by trading their shares at artificially inflated prices with knowledge and on the basis of the material adverse non-public information. The plaintiffs seek reimbursement for the Company of the defendants' profits and the damages and losses suffered by the Company, a declaration that defendants breached their fiduciary duties to the Company, money damages, and indemnification of the Company from any judgment, settlement or award against the Company in the pending class actions. A copy of the complaint instituting this lawsuit is included as Exhibit 99.1 to this Current Report on Form 8-K.

         In JMS, Inc., as Custodian for the RANDALL B. COLES IRA, v. Ellis, et al., Civil Action Number 16461NC, filed in the Court of Chancery of the State of Delaware in and for New Castle County, on June 19, 1998, the plaintiff, a current stockholder of the Company, seeks to bring a derivative action on behalf of the Company against former and current directors of the Company. In this lawsuit, the plaintiff alleges that the defendants breached their fiduciary duties by wasting corporate assets, rewarding persons who exposed the Company to potential damages and costs from class action suits, engaging in unlawful insider trading for personal profit, failing to supervise the Company's operations and financial reporting, and condoning the foregoing improper practices. The plaintiff further maintains that as a result of such violations, the Company has been caused to engage in illegal activities, and the value of its securities has been adversely affected. The plaintiff seeks reimbursement for the Company, including interest, for all damages sustained by the Company and profits obtained by the defendants, reimbursement of the defendants' salaries and other remuneration during the time period that they were in breach of their fiduciary duties, and implementation of policies and procedures designed to prevent illegal conduct by the Company's representatives. A copy of the complaint instituting this lawsuit is included as Exhibit 99.2 to this Current Report on Form 8-K.

         In Palmer, on Behalf of Himself and Derivatively on Behalf of FPA Medical Management, Inc. v. Lizerbram, et al., 98-CV-1254, filed in the United States District Court


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Southern District of California, on July 8, 1998, the plaintiff, a current stockholder of the Company seeks to bring a derivative action on behalf of the Company against former and current directors and officers of the Company. In this lawsuit, the plaintiff alleges that the defendants breached the fiduciary duty of loyalty and due care by issuing false and misleading statements and knowingly and/or recklessly causing the Company to engage in violations of federal and state securities law. The plaintiff further maintains that the defendants breached the fiduciary duty of candor by their awareness of or reckless disregard of the facts alleged herein, rather than revealing or correcting them. Moreover, the plaintiff alleges that the defendants' conduct constituted abuse of control, waste of corporate assets, constructive fraud and gross mismanagement. The plaintiff seeks reimbursement for all damages to the Company, punitive damages and other extraordinary, equitable and/or injunctive relief. A copy of the complaint instituting this lawsuit is included as Exhibit
99.3 to this Current Report on Form 8-K.

         In Kay, on Behalf of Himself and Derivatively on Behalf of FPA Medical Management, Inc. v. Lizerbram, et al., Civil Action Number 722213, filed in the Superior Court of the State of California County of San Diego, on July 9, 1998, the plaintiff, a current stockholder of the Company seeks to bring a derivative action on behalf of the Company against former and current directors and officers of the Company. In this lawsuit, the plaintiff alleges that the defendants breached the fiduciary duty of loyalty and due care by issuing false and misleading statements and knowingly and/or recklessly causing the Company to engage in violations of federal and state securities law. The plaintiff further maintains that the defendants breached the fiduciary duty of candor by their awareness of or reckless disregard of the facts alleged herein, rather than revealing or correcting them. Moreover, the plaintiff alleges that the defendants' conduct constituted abuse of control, waste of corporate assets, constructive fraud and gross mismanagement. The plaintiff seeks reimbursement for all damages to the Company, punitive damages and other extraordinary, equitable and/or injunctive relief. A copy of the complaint instituting this lawsuit is included as Exhibit 99.4 to this Current Report on Form 8-K.

         In Madden, et al. v. Deloitte & Touche LLP, et al., Civil Action Number 802244, filed in the Superior Court of the State of California in and for the County of Orange, on November 18, 1998, and amended on November 23, 1998, the plaintiffs, current stockholders of the Company seek to bring a lawsuit in their individual capacities rather than as a class against the Company, former and current officers and directors of the Company, subsidiaries of the Company, the investment banking firm for the Company and the auditing firm of the Company. In this lawsuit, the plaintiffs allege that the directors and officers of the Company violated the federal and state securities laws. In this connection, the plaintiffs allege that the directors and officers of the Company provided false and misleading information. Further, the plaintiffs maintain that the directors and officers engaged in intentional and negligent misrepresentation by inducing the plaintiffs to approve a merger of Orange Coast Managed Care Services, Inc. and St. Joseph Medical Corporation with the Company. Moreover, the plaintiffs allege that the Company's auditing firm and its investment banking firm both engaged in intentional and negligent misrepresentation by failing to exercise due care in their representations to the Company. The plaintiffs seek money damages, punitive


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damages and prejudgment interest. A copy of the amended complaint instituting this lawsuit is included as Exhibit 99.5 to this Current Report on Form 8-K.

         All of the foregoing complaints have been filed and most of them have been served on the Company. The Company is reviewing and evaluating the complaints and is currently unable to assess the merits of any of the claims contained in the complaints, the outcome of any of the lawsuits resulting from the filing of the complaints or the length of time it will take to resolve them.

         The Company does not intend to file further Current Reports on Form 8-K describing additional lawsuits, if any, purporting to be shareholder derivative actions or by the stockholders as individuals, in either federal or state court, which are based on allegations substantially similar to those contained in the lawsuits described herein.

     Item 7. Financial Statements and Exhibits

         (c) Exhibits

         99.1 Foltz, et al. v. Ellis, et al., Case Number 721352, filed in the Superior Court of the State of California for the County of San Diego, on June 9, 1998.

         99.2 JMS, Inc., as Custodian for the RANDALL B. COLES IRA v. Ellis, et al., Civil Action Number 16461NC, filed in the Court of Chancery of the State of Delaware in and for New Castle County, on June 19, 1998.

         99.3 Palmer, on Behalf of Himself and Derivatively on Behalf of FPA Medical Management, Inc. v. Lizerbram, et al., 98-CV-1254, filed in the United States District Court Southern District of California, on July 8, 1998.

         99.4 Kay, on Behalf of Himself and Derivatively on Behalf of FPA Medical Management, Inc. v. Lizerbram, et al., Civil Action Number 722213, filed in the Superior Court of the State of California County of San Diego, on July 9, 1998.

         99.5 Madden, et al. v. Deloitte & Touche LLP, et al., Civil Action Number 802244, filed in the Superior Court of the State of California in and for the County of Orange, on November 18, 1998, as amended on November 23, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FPA MEDICAL MANAGEMENT, INC.

                                        By: /s/ Stephen J. Dresnick
                                            ------------------------------------
Date: January 19, 1999                      Stephen J. Dresnick
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Number                     Exhibits

99.1 Foltz, et al. v. Ellis, et al., Case Number 721352, filed in the Superior Court of the State of California for the County of San Diego, on June 9, 1998.

99.2 JMS, Inc., as Custodian for the RANDALL B. COLES IRA v. Ellis, et al., Civil Action Number 16461NC, filed in the Court of Chancery of the State of Delaware in and for New Castle County, on June 19, 1998.

99.3 Palmer, on Behalf of Himself and Derivatively on Behalf of FPA Medical Management, Inc. v. Lizerbram, et al., 98-CV-1254, filed in the United States District Court Southern District of California, on July 8, 1998.

99.4 Kay, on Behalf of Himself and Derivatively on Behalf of FPA Medical Management, Inc. v. Lizerbram, et al., Civil Action Number 722213, filed in the Superior Court of the State of California County of San Diego, on July 9, 1998.

99.5 Madden, et al. v. Deloitte & Touche LLP, et al., Civil Action Number 802244, filed in the Superior Court of the State of California in and for the County of Orange, on November 18, 1998, as amended on November 23, 1998.


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